10.26

     SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

     This SECOND AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (the "Second Amendment") is made as of this 16th day of November, 2005 by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, with its chief executive office located at 4445 Willard Avenue, Chevy Chase, Maryland 20815 ( the "Lender") and PHC, INC., a Massachusetts corporation, PHC OF MICHIGAN, INC., a Massachusetts corporation, PHC OF NEVADA, INC., a Massachusetts corporation, PHC OF UTAH, INC., a Massachusetts corporation, PHC OF VIRGINIA, INC., a Massachusetts corporation, WELLPLACE, INC., a Massachusetts corporation, DETROIT BEHAVIORAL INSTITUTE, INC., a Massachusetts corporation and NORTH POINT - PIONEER, INC., a Massachusetts corporation (individually, collectively, and jointly and severally, the "Borrower")

                              W I T N E S S E T H:

     WHEREAS, Lender and Borrower entered into a certain Revolving Credit, Term Loan and Security Agreement dated as of the 19th day of October, 2004, as amended by that certain First Amendment to Revolving Credit, Term Loan and Security Agreement dated as of September 15, 2005 (as from time to time amended, restated, supplemented or otherwise modified and in effect, the "Agreement") whereby Lender agreed to make loans, advances and other extensions of credit to Borrower thereunder;

     WHEREAS, Lender and Borrower desire to amend the Agreement in certain respects upon the terms and conditions set forth herein to provide for the foregoing; and

         WHEREAS, Section 12.8 of the Agreement provides that no modification or amendment of the Agreement shall be effective unless the same shall be in writing and signed by the parties thereto.

     NOW, THEREFORE, in consideration of the promises and other mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1. Amendment of Agreement. As of the Effective Date (defined below), Lender and Borrower hereby agree to amend the Agreement as follows:


     (a) The definition of "Term" contained in Appendix A of the Agreement is hereby amended and restated as follows: "Term" shall mean the period commencing on the date set forth on the first page hereof and ending on the date that is four (4) years after the Closing Date; provided that in the case of the Revolving Facility, the Term is subject to extension for up to two (2) additional periods of one (1) year in duration as provided in Section 2.2(b).

2. Conditions to Effectiveness. This Second Amendment shall be effective as of the date first set forth above on the date (the "Effective Date") upon which the following conditions precedent are satisfied:



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     (a)  Borrower  shall  have  delivered  to Lender an  executed  copy of this
          Second Amendment duly executed by an authorized officer of Borrower and each other agreement, document or instrument reasonably requested by the Lender in connection with this Second Amendment, each in form and substance reasonably satisfactory to Lender; and

     (b) Lender shall have received all fees, charges and expenses payable to Lender as required by this Second Amendment and in connection with this Second Amendment and the documentation related hereto, including, but not limited to, legal fees and out-of-pocket costs (including in-house counsel fees and expenses), plus a non-refundable $15,000 extension fee. Borrower hereby authorizes Lender to charge such amounts as an Advance under the Revolving Facility.

3. Effect of Amendment. Lender and Borrower hereby acknowledge and agree that except as provided in this Second Amendment, the Agreement and the other Loan Documents remain in full force and effect and have not been modified or amended in any respect, it being the intention of Lender and Borrower that this Second Amendment and the Agreement be read, construed and interpreted as one and the same instrument.

4. References to Loan Documents. Each of the other Loan Documents are hereby modified in such a manner as to be consistent with all modifications and agreements contained herein and to the extent that all references therein to and descriptions therein of the Agreement shall be deemed to refer to and describe the Agreement.

5. Capitalized Terms. All capitalized terms not otherwise defined in this Second Amendment shall have the meanings ascribed to such terms in the Agreement.

6. Benefit. This Second Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

7. Amendments. This Second Amendment may not be changed, modified, amended, restated, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing or in any other manner other than by the written agreement of Lender and Borrower. This Second Amendment shall be considered part of the Agreement for all purposes under the Agreement.

8. Headings and Counterparts. The captions in this Second Amendment are intended for convenience and reference only and do not constitute and shall not be interpreted as part of this Second Amendment and shall not affect the meaning or interpretation of this Second Amendment. This Second Amendment may be executed in one or more counterparts, all of which taken together shall constitute but one and the same instrument. This Second Amendment may be executed by facsimile transmission, which facsimile signatures shall be considered original executed counterparts for all purposes, and each party to this Second Amendment agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party to this Second Amendment.

9. Governing Law; JURY TRIAL WAIVER. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

10. Entire Agreement. This Second Amendment, the Agreement and the other Loan Documents constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, if any, relating to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

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
11. Miscellaneous. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine. This Second Amendment shall inure to the benefit of Lender, all future holders of any Note, any of the Obligations or any of the Collateral and all Transferees, and each of their respective successors and permitted assigns. No Borrower may assign, delegate or transfer this Second Amendment or any of its rights or obligations under this Second Amendment without the prior written consent of Lender. No rights are intended to be created under this Second Amendment for the benefit of any third party donee, creditor or incidental beneficiary of Borrower.



                            [Signature Pages Follow]





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

                     [Signature Page 1 to Second Amendment]

     IN WITNESS WHEREOF, Lender and Borrower have executed this Second Amendment as of the date first above written.

LENDER:                                       CAPITALSOURCE FINANCE LLC


                                              By:  /s/ Keith D. Reuben
                                              Name:    Keith D. Reuben
                                              Title:   Managing Directo


BORROWER:                                    PHC, INC.


                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President


                                             PHC OF MICHIGAN, INC.

                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President



                                             PHC OF NEVADA, INC.

                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President



                                             PHC OF UTAH, INC.

                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President


                                             PHC OF VIRGINIA, INC


                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President

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
                     [Signature Page 2 to Second Amendment]


                                             WELLPLACE, INC.


                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President


                                             DETROIT BEHAVIORAL INSTITUTE, INC,


                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President


                                             NORTH POINT - PIONEER, INC.

                                             By:  /s/  Bruce A. Shear
                                             Name:     Bruce Shear
                                             Title:    President


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